Exhibit 3.5

CERTIFICATE OF FORMATION

OF

ANDOVER SOFTWARE SUBSIDIARY, LLC

THE UNDERSIGNED, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:

FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Andover Software Subsidiary, LLC.

SECOND: The address of the registered office and the name and address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are LexisNexis Document Solutions Inc., 30 Old Rudnick Lane, Dover, DE 19901, County of Kent.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Andover Software Subsidiary, LLC this 18th day of December, 2002.

/S/ Michael Picozzi, III
Michael Picozzi, III, Authorized Person

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

ANDOVER SOFTWARE SUBSIDIARY, LLC

ANDOVER SOFTWARE SUBSIDIARY, LLC (the “Company”), a limited liability company duly formed and having a legal existence under the laws of the State of Delaware, DOES HEREBY CERTIFY

1. That the Sole Member of the Company, by written consent, duly adopted a resolution setting forth a proposed amendment of the Certificate of Formation of the Company and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that the name of the Company shall be changed from its present name to ASSENT SOFTWARE LLC”.

2. The Certificate of Formation of the limited liability company is hereby amended to read as follows:

“FIRST. The name of the limited liability company is ASSENT SOFTWARE LLC”.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Company this 4th day of April, 2003.

ANDOVER SOFTWARE SUBSIDIARY,
LLC

By:	/S/ Michael J. Ruane
Michael J. Ruane, President

CERTIFICATE OF AMENDMENT

OF

ANDOVER SOFTWARE SUBSIDIARY, LLC

1. The name of the limited liability company is Andover Software Subsidiary, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

“2. The address of its registered office in the State of Delaware is 1209 Orange Street, Wilmington, DE, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Andover Software Subsidiary, LLC, this 6th day of March, 2003.

ANDOVER SOFTWARE SUBSIDIARY, LLC

By:	/S/ Sara G. Armstrong
Sara G. Armstrong, Assistant Vice
President/Authorized Person

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

ANDOVER SOFTWARE SUBSIDIARY, LLC

ANDOVER SOFTWARE SUBSIDIARY, LLC (the “Company”), a limited liability company duly formed and having a legal existence under the laws of the State of Delaware, DOES HEREBY CERTIFY

1. That the Sole Member of the Company, by written consent, duly adopted a resolution setting forth a proposed amendment of the Certificate of Formation of the Company and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that the name of the Company shall be changed from its present name to ASSENT SOFTWARE LLC”.

2. The Certificate of Formation of the limited liability company is hereby amended to read as follows:

“FIRST. The name of the limited liability company is ASSENT SOFTWARE LLC”.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Company this 4th day of April, 2003.

ANDOVER SOFTWARE SUBSIDIARY, LLC

By:	/S/ Michael J. Ruane
Michael J. Ruane, President